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                                                                   EXHIBIT 10(g)

                             TERMINATION AGREEMENT

DATED             10 April 2001

PARTIES

1. INTERTAN AUSTRALIA LIMITED (ACN 002 511 944) of 91 Kurrajong Avenue Mount Druitt, NSW (ITA)

2. RADIOSHACK CORPORATION of 100 Throckmorton Street, Suite 1800, Fort Worth, Texas, TX 76102, USA (RadioShack)

3.       INTERTAN INC of Concord, Ontario, Canada (ITI)

4.       INTERTAN CANADA LIMITED of Barrie, Ontario, Canada (ITC)

5. RADIOSHACK INTERNATIONAL PROCUREMENT LIMITED PARTNERSHIP (formerly A&A International Inc. of Fort Worth, Texas, USA (A&A))(RIPLP)

6. TECHNOTRON SALES CORP PTY LIMITED (ACN 001 260 902) of 91 Kurrajong Avenue, Mount Druitt, NSW (Technotron)


RECITALS


     A. With effect from January 1999, ITA and RadioShack entered into an amended and restated licence agreement (Licence Agreement) which, amongst other things, regulated their rights in respect of certain intellectual property licensed to ITA by RadioShack. On 1 June 2000 the same parties entered into a first amendment to the Licence Agreement (First Amendment). On 9 November 2000 the same parties entered into a second amendment to the Licence Agreement (Second Amendment).

     B. With effect from 12 January 1999 ITA, ITI, ITC and RadioShack entered into an amended and restated advertising agreement (Advertising Agreement) which, amongst other things, regulated the position between them in respect of intellectual property in certain advertising and promotional materials licensed to ITI Group by RadioShack.
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     C.   With effect from 25 January 1999 ITA, ITI, RadioShack, ITC, Technotron and RIPLP entered into an amended and restated merchandise agreement (Merchandise Agreement) which, amongst other things, set out the basis on which RIPLP will supply goods to ITI, ITC, ITA and Technotron.

     D. In or about March 2001, ITI and ITC propose to sell the entire issued share capital of ITA (Share Sale) to Dick Smith Electronics Holding Pty Limited (DSE).

     E. RIPLP is the legal successor in interest to A&A under the Merchandise Agreement.

     F. Subject to the completion of the Share Sale in accordance with the terms of the Sale Agreement and from the Effective Date, ITA and RadioShack wish to terminate all rights and obligations between them under the License Agreement, First Amendment and Second Amendment.

     G. Subject to the completion of the Share Sale in accordance with the terms of the Sale Agreement, and from the Effective Date, the parties wish to terminate all rights and obligations of ITA to the remainder of them under the Merchandise Agreement and the Advertising Agreement.

OPERATIVE PROVISIONS

     1.        DEFINITIONS AND INTERPRETATION

     1.1       Definitions

     In this Agreement the following expressions shall have the following meanings unless the context otherwise requires:
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     Advertising Agreement has the meaning given in Recital B.

     DSE has the meaning given in Recital D.

     Effective Date means the date that the Share Sale completes in accordance with the terms of the Sale Agreement.

     First Amendment has the meaning given in Recital A.

     ITI Group has the meaning given in Recital B.

     License Agreement has the meaning given in Recital A.

     Merchandise Agreement has the meaning given in Recital C.

     Sale Agreement means the agreement to be entered into between DSE, ITI and ITC, pursuant to which the Shares will be acquired by DSE from ITI and ITC.

     Second Amendment has the meaning given in Recital A.

     Share Sale has the meaning given in Recital D

1.2       Interpretation

In this Agreement the following rules of interpretation apply unless the context otherwise requires:

          (a) headings are for convenience only and do not affect the interpretation of this Agreement;

          (b)      the singular includes the plural and vice versa;

          (c)      a gender includes all genders;

          (d) where a word of phrase is defined, its other grammatical forms have a corresponding meaning;

          (e) a reference to a person includes a body corporate, and unincorporated body or another entity and vice versa;

          (f) a reference to a clause or schedule is to a clause or schedule to this Agreement;
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          (g)      a reference to any party to this Agreement or any other
                   agreement or document includes the party's successors and permitted assigns.

2.   EFFECTIVE DATE

This Agreement takes effect at the Effective Date.


3.   TERMINATION OF RIGHTS

3.1  Licence Agreement, First Amendment and Second Amendment

RadioShack and ITA agree to terminate all their rights and obligations under each of the License Agreement, First Amendment and Second Amendment to the intent that neither party will have any right, liability or obligation to the other in relation to any act, matter, thing or omission occurring after the Effective Date which arises out of any of the License Agreement, First Amendment or Second Amendment, provided, however, nothing herein shall affect any liabilities or obligations of either RadioShack or ITA to the other that arose or occurred prior to the Effective Date.

3.2  Advertising Agreement

RadioShack, ITI, ITC and ITA agree to terminate and extinguish all rights and liabilities of ITA under the Advertising Agreement to the intent that (i) ITA will have no right, liability or obligation to or in respect of any of them in relation to any act, matter, thing or omission occurring after the Effective Time which arises out of or is connected with the Advertising Agreement and (ii) neither RadioShack, ITI nor ITC will have any right liability or obligation to or in respect of ITA in relation to any act, matter, thing or omission occurring after the Effective Date which arises out of the Advertising Agreement, provided, however, nothing herein shall affect any liabilities or obligations
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of either RadioShack or ITA to the other that arose or occurred prior to the
Effective Date.

3.3      Merchandise Agreement

RadioShack, ITI, ITC, Technotron and RIPLP agree to terminate and extinguish all rights and liabilities of ITA under the Merchandise Agreement to the intent that
(i) ITA will have no rights, liability or obligation to or in respect of any of them in relation to any act, matter, thing or omission occurring after the Effective Time which arises out of or is connected with the Merchandise Agreement and (ii) neither RadioShack, ITI, ITC, Technotron and RIPLP will have any right liability or obligation to or in respect of ITA in relation to any act, matter, thing or omission occurring after the Effective Date which arises out of the Merchandise Agreement, provided, however, nothing herein shall affect any liabilities or obligations of either RadioShack or ITA to the other that arose or occurred prior to the Effective Date. ITA shall within 10 business days of the Effective Date pay to RadioShack an amount equal to US$177,500 pro rated for the period which 1 April 2001 to the Effective Date represents to one year, being the amount which the parties agree ITA shall on the Effective Date owe to RadioShack under clause 1.5 of the Merchandise Agreement, provided that ITA shall remain liable to RadioShack under other provisions of the Merchandise Agreement in respect of products purchased by ITA prior to the Effective Date.

4.       COSTS

Each party will pay for its own costs and expenses associated with the negotiation, preparation and execution of this Agreement.
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5.       GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the law for the time being in force of the State of Texas and the parties by agreeing to enter into this Agreement shall be deemed to have submitted to the non-exclusive jurisdiction of the Courts of the State of Texas in relation to this Agreement.

6.       FURTHER ASSURANCE

The parties shall execute and do all acts and things necessary or desirable to implement and give full effect to the provisions and purpose of this Agreement.

7.       NO WAIVER

A party to this Agreement is not to be taken to have waived any right or entitlement it may have under this Agreement unless and until that waiver is notified in writing to the party seeking the benefit of the alleged waiver. Waiver by a party in respect of any act or thing required to be done under this Agreement does not act as a waiver of any other act or thing (whether of the same or of a different nature) required to be done under this Agreement.

8.       SUCCESSORS

This Agreement will be binding on and enure for the benefit of each party to this Agreement and their respective successors and assigns.

9.       COUNTERPARTS

This Agreement may be executed in any number of counterparts each of which is an original and all of which constitute one and the same instrument.
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10.      ASSIGNMENT

A party may not assign its rights under this Agreement without the consent in writing of the other party.

11.      VARIATION

A provision under this Agreement may not be varied except in writing signed by the parties.

12.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the parties about its subject matter and supersedes any pervious understandings or agreements on the subject matter.
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SIGNED on behalf of INTERTAN AUSTRALIA

LIMITED by  :

/s/ James G. Gingerich
Signature of Director
James G. Gingerich

SIGNED on behalf of TECHNOTRON SALES

CORP PTY LIMITED by  :

/s/ James G. Gingerich
Signature of Director
James G. Gingerich

SIGNED for RADIOSHACK CORPORATION

/s/ David Christopher
Signature

SIGNED for RADIOSHACK INTERNATIONAL

PROCUREMENT LIMITED PARTNERSHIP

By RADIOSHACK CORPORATION

(General Partner)

/s/ David Christopher
Signature
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SIGNED for INTERTAN INC by its authorised

officer in the presence of:

/s/ Stuart Lawrance                        /s/ James G. Gingerich
Signature of witness                       Signature of authorised officer

Stuart A. Lawrance                         James G. Gingerich
Name of witness (print)                    Name of authorised officer (print)

SIGNED for INTERTAN CANADA LIMITED by

its authorized officer in the presence of:

/s/ Stuart Lawrance                        /s/ James G. Gingerich
Signature of witness                       Signature of authorised officer

Stuart A. Lawrance                         James G. Gingerich
Name of witness (print)                    Name of authorised officer (print)